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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-64787) and on Forms S-8 (File Nos. 033-28699, 033-52940, 033-53659, 333-03683, 333-06629, 333-19103, 333-19099 and
333-82353) of Cabot Corporation of our report dated October 24, 2000 relating to the financial statements, which appears in this Form 10-K.


                                             /s/ PricewaterhouseCoopers LLP
                                             -----------------------------------
                                                 PricewaterhouseCoopers LLP


Boston, Massachusetts
December 28, 2000